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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): September 19, 2000
                                                        ------------------



                             CONSTELLATION 3D, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Florida                        0-28081                 13-4064492
          -------                        -------                 ----------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)




              230 Park Avenue, Suite 453, New York, New York 10169
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (212) 983-1107
              Former name, former address, and former fiscal year,
                         if changed since last report:

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Forward-Looking Statements

         There are forward-looking statements in this document and in Constellation 3D, Inc.'s ("C3D's") public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth above. These forward-looking statements include information about possible or assumed future results of C3D's operations. Also, when any of the words "may," "will," "believe," "expect," "anticipate," "estimate," "continue" or similar expressions are used, C3D is making forward-looking statements. Many possible events or factors, including but not limited to the risk that no assurance can be given that additional financings of C3D referred to below will close within 30 days, could affect future financial results and performance. This could cause C3D's results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in C3D's other publicly filed documents and reports that are available from C3D and from the SEC.

Item 5.  Other Events

         On September 19, 2000, the Company concluded a $5 million equity financing through the sale to a private fund of 492,459 shares of its common stock, $.001 par value per share (the "Common Stock"), five-year warrants to purchase 196,984 shares of Common Stock, adjustment warrants to purchase a number of shares of Common Stock pursuant to a certain formula set forth in a written agreement, one-year warrants to purchase 246,229 shares of Common Stock and additional adjustment warrants pertaining to those 246,229 shares of Common Stock (all of the foregoing warrants being subject to certain anti-dilution adjustments). The financing, including the sale price of the Common Stock, was on the same terms and conditions as the $5 million equity financing that the Company concluded on August 23, 2000 with the same private fund. Through a Letter Agreement dated September 19, 2000, the Company and the private fund amended the agreements for the financing that concluded on August 23, 2000.

         C3D expects to close additional financings within thirty (30) days.


Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements

            Not applicable.

      (b)   Pro-forma Financial Information

            Not applicable.

      (c)   Exhibits

4.1(1) Registration Rights Agreement, entered into as of August 23, 2000 between Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

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4.2         Amended and Restated Common Stock Purchase Warrant No. W2 to
            Purchase Shares of $.001 par value Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

4.3 Amended and Restated Common Stock Optional Warrant No. OW2 to Purchase Optional Units of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

4.4 Amended and Restated Common Stock Adjustment Warrant No. AW2 to Receive Shares of $.001 par value Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

10.1(1) Common Stock Investment Agreement, dated as of August 23, 2000, among Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

10.2 Letter Agreement, dated September 19, 2000, between Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

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(1) Incorporated by reference to exhibits of the Form 8-K dated August 23, 2000 and filed on August 25, 2000 with the Securities and Exchange Commission.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CONSTELLATION 3D, INC.


Date:  September 26, 2000            By: /s/ Eugene Levich
                                         --------------------------------------
                                         Eugene Levich,
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

4.1(1) Registration Rights Agreement, entered into as of August 23, 2000 between Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

4.2 Amended and Restated Common Stock Purchase Warrant No. W2 to Purchase Shares of $.001 par value Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

4.3 Amended and Restated Common Stock Optional Warrant No. OW2 to Purchase Optional Units of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

4.4 Amended and Restated Common Stock Adjustment Warrant No. AW2 to Receive Shares of $.001 par value Common Stock of Constellation 3D, Inc., dated September 19, 2000, issued to Halifax Fund, L.P.

10.1(1) Common Stock Investment Agreement, dated as of August 23, 2000, among Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

10.2 Letter Agreement, dated September 19, 2000, between Constellation 3D, Inc., a Florida corporation, and Halifax Fund, L.P.

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(1) Incorporated by reference to exhibits of the Form 8-K dated August 23, 2000 and filed on August 25, 2000 with the Securities and Exchange Commission.